EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of Metropolitan Health Networks, Inc. (the "Company") for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Michael M. Earley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2006



By:      /s/ MICHAEL M. EARLEY

         Michael M. Earley
         Chief Executive Officer


A signed original of this statement required by Section 906 has been provided to Metropolitan Health Networks, Inc. and will be retained by Metropolitan Health Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.